UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

THE CHEFS’ WAREHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road

Ridgefield, Connecticut 06877

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CHEF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The Chefs’ Warehouse, Inc. (NASDAQ:CHEF) (the “Company”) today issued a press release announcing its preliminary outlook for fiscal year 2026. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Based on current trends in the business, the Company is providing the following financial guidance for fiscal year 2026:

•	Net sales to be in the range of $4.35 billion to $4.45 billion;
•	Gross profit to be in the range of $1.053 billion to $1.076 billion; and
•	Adjusted EBITDA(1) to be in the range of $276 million to $286 million.
(1)	Adjusted EBITDA is a non-GAAP measure. Please see the schedule accompanying the press release in Exhibit 99.1 for a reconciliation of Adjusted EBITDA to the measure’s most directly comparable GAAP measure.

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Forward-Looking Statements

Statements in this report regarding the Company’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties and are based on current expectations and management estimates; actual results may differ materially. The risks and uncertainties which could impact these statements include, but are not limited to the following: our success depends to a significant extent upon general economic conditions, including disposable income levels and changes in consumer discretionary spending; the relatively low margins of our business, which are sensitive to inflationary and deflationary pressures and intense competition; changes in our credit profile and any effect they may have on our relationships with suppliers; the effects of rising costs for and/or decreases in supply of commodities, ingredients, packaging, other raw materials, distribution and labor; price reductions by our manufacturers of products that we sell which could cause the value of our inventory to decline or our customers to demand lower sales prices; fuel cost volatility and its impact on distribution, packaging and energy costs; our continued ability to promote our brand successfully, to anticipate and respond to new customer demands, and to develop new products and markets to compete effectively; our ability and the ability of our supply chain partners to continue to operate distribution centers and other work locations without material disruption, and to procure ingredients, packaging and other raw materials when needed despite disruptions in the supply chain or labor shortages; risks associated with the expansion of our business; our possible inability to identify new acquisitions or to integrate recent or future acquisitions, or our failure to realize anticipated revenue enhancements, cost savings or other synergies from recent or future acquisitions; other factors that affect the food industry generally, including: recalls if products become adulterated or misbranded, liability if product consumption causes injury, ingredient disclosure and labeling laws and regulations and the possibility that customers could lose confidence in the safety and quality of certain food products; new information or attitudes regarding diet and health or adverse opinions about the health effects of the products we distribute; dependence on independent certifications for products; changes in disposable income levels and consumer purchasing habits; competitors’ pricing practices and promotional spending levels; fluctuations in the level of our customers’ inventories and credit and other related business risks; and the risks associated with third-party suppliers, including the risk that any failure by one or more of our third-party suppliers to comply with food safety or other laws and regulations may disrupt our supply of raw materials or certain products or injure our reputation; our ability to recruit and retain senior management and a highly skilled and diverse workforce; unanticipated expenses, including, without limitation, litigation or legal settlement expenses, adverse judgments, or impairment charges; the cost and adequacy of our insurance policies; the impact and effects of public health crises, pandemics and epidemics and the adverse impact thereof on our business, financial condition, and results of operations; economic and other developments, or events, including adverse weather conditions, in the culinary markets in which we operate; information technology system failures, cybersecurity incidents, or other disruptions to our use of technology and networks; our ability to realize the benefits we anticipate from investments in information technology;

our ability to protect our intellectual property; significant governmental regulation and any potential failure to comply with such regulations; changing rules, public disclosure regulations and stakeholder expectations on ESG-related matters; federal, state, provincial and local tax rules in the United States and the foreign countries in which we operate, including tax reform and legislation; climate change, or the legal, regulatory or market measures being implemented to address climate change; the concentration of ownership among our existing executive officers, directors and their affiliates which may prevent new investors from influencing significant corporate decisions; risks relating to our substantial indebtedness; our ability to raise additional capital and/or obtain debt or other financing, on commercially reasonable terms or at all; our ability to meet future cash requirements, including the ability to access financial markets effectively and maintain sufficient liquidity; the effects of currency movements in the jurisdictions in which we operate as compared to the U.S. dollar; and the effects of international trade disputes, tariffs, quotas and other import or export restrictions on our international procurement, sales and operations. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. A more detailed description of these and other risk factors is contained in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025 and other reports filed by the Company with the SEC since that date. The Company is not undertaking to update any information until required by applicable laws. Any projections of future results of operations are based on a number of assumptions, many of which are outside the Company’s control and should not be construed in any manner as a guarantee that such results will in fact occur. These projections are subject to change and could differ materially from final reported results. The Company may from time to time update these publicly announced projections, but it is not obligated to do so.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of The Chefs’ Warehouse, Inc. dated January 13, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/Alexandros Aldous
Name: Title:	Alexandros Aldous General Counsel, Corporate Secretary, Chief Government Relations Officer & Chief Administrative Officer

Date: January 13, 2026